EXHIBIT 24

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp Inc., does hereby appoint JOHN H. CASTLE, KURT G. MILLER, and DANICE L. CHARTRAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Southern Michigan Bancorp Inc., a registration statement of Southern Michigan Bancorp, Inc. for the Dividend Reinvestment Plan, and any and all pre-effective or post-effective amendments and supplements to such registration statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: March 18, 2008	/s/ Richard E. Dyer

Print Name: Richard E. Dyer

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp Inc., does hereby appoint JOHN H. CASTLE, KURT G. MILLER, and DANICE L. CHARTRAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Southern Michigan Bancorp Inc., a registration statement of Southern Michigan Bancorp, Inc. for the Dividend Reinvestment Plan, and any and all pre-effective or post-effective amendments and supplements to such registration statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: March 17, 2008	/s/ Marcia S. Albright

Print Name: Marcia S. Albright

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp Inc., does hereby appoint JOHN H. CASTLE, KURT G. MILLER, and DANICE L. CHARTRAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Southern Michigan Bancorp Inc., a registration statement of Southern Michigan Bancorp, Inc. for the Dividend Reinvestment Plan, and any and all pre-effective or post-effective amendments and supplements to such registration statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: March 18, 2008	/s/ Dean Calhoun

Print Name: Dean Calhoun

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp Inc., does hereby appoint JOHN H. CASTLE, KURT G. MILLER, and DANICE L. CHARTRAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Southern Michigan Bancorp Inc., a registration statement of Southern Michigan Bancorp, Inc. for the Dividend Reinvestment Plan, and any and all pre-effective or post-effective amendments and supplements to such registration statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: March 15, 2008	/s/ John S. Carton

Print Name: John S. Carton

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp Inc., does hereby appoint JOHN H. CASTLE, KURT G. MILLER, and DANICE L. CHARTRAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Southern Michigan Bancorp Inc., a registration statement of Southern Michigan Bancorp, Inc. for the Dividend Reinvestment Plan, and any and all pre-effective or post-effective amendments and supplements to such registration statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: March 18, 2008	/s/ H. Kenneth Cole

Print Name: H. Kenneth Cole

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp Inc., does hereby appoint JOHN H. CASTLE, KURT G. MILLER, and DANICE L. CHARTRAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Southern Michigan Bancorp Inc., a registration statement of Southern Michigan Bancorp, Inc. for the Dividend Reinvestment Plan, and any and all pre-effective or post-effective amendments and supplements to such registration statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: March 18, 2008	/s/ Gary Hart Haberl

Print Name: Gary Hart Haberl

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp Inc., does hereby appoint JOHN H. CASTLE, KURT G. MILLER, and DANICE L. CHARTRAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Southern Michigan Bancorp Inc., a registration statement of Southern Michigan Bancorp, Inc. for the Dividend Reinvestment Plan, and any and all pre-effective or post-effective amendments and supplements to such registration statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: March 18, 2008	/s/ Robert L. Hance

Print Name: Robert L. Hance

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp Inc., does hereby appoint JOHN H. CASTLE, KURT G. MILLER, and DANICE L. CHARTRAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Southern Michigan Bancorp Inc., a registration statement of Southern Michigan Bancorp, Inc. for the Dividend Reinvestment Plan, and any and all pre-effective or post-effective amendments and supplements to such registration statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: March 18, 2008	/s/ Nolan Hooker

Print Name: Nolan Hooker

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp Inc., does hereby appoint JOHN H. CASTLE, KURT G. MILLER, and DANICE L. CHARTRAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Southern Michigan Bancorp Inc., a registration statement of Southern Michigan Bancorp, Inc. for the Dividend Reinvestment Plan, and any and all pre-effective or post-effective amendments and supplements to such registration statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: March 20, 2008	/s/ Gregory J. Hull

Print Name: Gregory J. Hull

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp Inc., does hereby appoint JOHN H. CASTLE, KURT G. MILLER, and DANICE L. CHARTRAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Southern Michigan Bancorp Inc., a registration statement of Southern Michigan Bancorp, Inc. for the Dividend Reinvestment Plan, and any and all pre-effective or post-effective amendments and supplements to such registration statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: March 20, 2008	/s/ Thomas E. Kolassa

Print Name: Thomas E. Kolassa

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp Inc., does hereby appoint JOHN H. CASTLE, KURT G. MILLER, and DANICE L. CHARTRAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Southern Michigan Bancorp Inc., a registration statement of Southern Michigan Bancorp, Inc. for the Dividend Reinvestment Plan, and any and all pre-effective or post-effective amendments and supplements to such registration statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: March 14, 2008	/s/ Donald Labrecque

Print Name: Donald Labrecque

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp Inc., does hereby appoint JOHN H. CASTLE, KURT G. MILLER, and DANICE L. CHARTRAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Southern Michigan Bancorp Inc., a registration statement of Southern Michigan Bancorp, Inc. for the Dividend Reinvestment Plan, and any and all pre-effective or post-effective amendments and supplements to such registration statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: March 18, 2008	/s/ Brian P. McConnell

Print Name: Brian P. McConnell

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp Inc., does hereby appoint JOHN H. CASTLE, KURT G. MILLER, and DANICE L. CHARTRAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Southern Michigan Bancorp Inc., a registration statement of Southern Michigan Bancorp, Inc. for the Dividend Reinvestment Plan, and any and all pre-effective or post-effective amendments and supplements to such registration statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: March 18, 2008	/s/ Freeman E. Riddle

Print Name: Freeman E. Riddle